Exhibit 4.1
COMPASS DIVERSIFIED HOLDINGS
ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE
SHARES
SEE REVERSE FOB CERTAIN DEFINITIONS
CUSIP 20451Q 10 4
This certifies that
is the owner of.
Shares
OF CQMPASS DVERSIFIED HOLDINGS, A DEJWARE STATUTORY TRUST (THE “TRUST”) WITH SUCH RIGHT AND PRIVILEGES AS ARE SET FORTH IN THE AMENDED AND RESTATED TRUST AGREEMENT OF THE TRUST APRIL 25, .2006 (“THE 1RUST AGREEMENT”) AS IT MAY 3E AMENDED FROM TIME TO TIME.
COMPASS DIVERSIFIED HOLDINGS
Subject to any transfer restrictions in the Trust Agreement or on this Certificate, this certificate is transferable on this books of the Trust in person or by duly authorized attorney upon surrender of this certificate if properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Trust.
IN WITNESS WHEREOF, said Trust has caused this Certificate to be signed by its Regular Trustee.
Dated COUNTERSIGNED AND REGISTERED
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE
COMPASS DIVERSIFIED HOLDINGS

SUCH HOLDER’S SHARES OF UNDIVIDED BENEFICIAL INTEREST IN THE PROPERTY OF THE TRUST. A STATEMENT OF THE RELATIVE RIGHTS AND PREFERENCES OF THE TRUST’S SHARES WILL BE FURNISHED BY THE TRUST TO THE HOLDER HEREOF” UPON REQUEST WITHOUT CHARGE.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM – as tenants in common
TEN ENT ___as tenants by the entireties
JT TEN- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT-___Custodian___
Under Uniform Gifts to Minors
Act___
(State)
Additional Abbreviations may also be used though not in the above list.
For value Received, ___hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE
Shares
of the Trust represented by the within certificate, and do hereby irrevocably constitute and appoint to transfer the said Shares on the books of the within named Trust with full power of substitution in the premises.
Dated
By:
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENI ARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed.
By:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15)